UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2011

57th Street General Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53977	27-1215274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 35th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 409-2434

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements
This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in 57th Street’s (as defined below) filings with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements, based on the current beliefs and expectations of the management of 57th Street, Crumbs (as defined below) and Merger Sub (as defined below), regarding, among other things, the proposed business combination between 57th Street, Merger Sub and Crumbs, and the business of Crumbs, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated by forward-looking statements including, but not limited to, the risk that more than eighty-eight percent of 57th Street stockholders will validly tender and won’t properly withdraw their common shares prior to the expiration of the tender offer, the risk that governmental and regulatory review of the tender offer documents may delay the Merger or result in the inability of the proposed business combination to be consummated by May 31, 2011 and the length of time necessary to consummate the proposed business combination, the risk that a condition to closing of the transaction may not be satisfied or waived, the risk that the businesses will not be integrated successfully, the risk that the anticipated benefits of the proposed business combination may not be fully realized or may take longer to realize than expected, disruption from the proposed business combination making it more difficult to maintain relationships with customers, employees or suppliers, a reduction in industry profit margin; the inability to continue the development of the Crumbs brand, changing interpretations of generally accepted accounting principles, continued compliance with government regulations, changing legislation and regulatory environments, the ability to meet the NASDAQ Stock Market listing standards, including having the requisite number of round lot holders or stockholders, a lower return on investment; the inability to manage rapid growth; requirements or changes affecting the business in which Crumbs is engaged, the general volatility of the market price of our securities and general economic conditions, as well as relevant risks detailed in 57th Street’s filings with the SEC.  While 57th Street, Merger Sub and/or Crumbs may elect to update forward-looking statements at some point in the future, 57th Street, Merger Sub and Crumbs specifically disclaim any obligation to do so, even if estimates change and, therefore, you should not rely on these forward-looking statements as representing our views as of any date subsequent to today.

Additional Information
The tender offer referenced herein for the common stock and warrants of 57th Street commenced as of the date hereof. The description contained herein is not an offer to buy or the solicitation of an offer to sell securities. At the time the tender offer is commenced, 57th Street will have filed a tender offer statement on Schedule TO with the SEC, which will contain important information that should be read carefully before making any decision to tender securities in the tender offer. Those materials will be made available to 57th Street’s securityholders at no expense to them and will be made available at no charge on the SEC’s website at www.sec.gov.

Item 1.01.	Entry into a Material Definitive Agreement.

On February 18, 2011, 57th Street General Acquisition Corp., a Delaware corporation (“57th Street”), 57th Street Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of 57th Street (“Merger Sub”), Crumbs Holdings LLC, a Delaware limited liability company (“Crumbs”), the members of Crumbs (individually a “Member” or collectively the “Members”), and the representatives of Crumbs and the Members, entered into an Amendment (the “Amendment”) to the Business Combination Agreement between the parties, dated January 9, 2011 (the “Agreement”).

The Amendment amended various provisions of the Agreement including, among other things: (i) the definition of “Adjusted EBITDA” to include the non-cash effect on rent expense as a result of straight-lining rent, (ii) the extension of the date after which Crumbs has the right to pursue alternate transactions from March 31, 2011 to April 15, 2011, (iii) indemnification by certain members of Crumbs with respect to certain matters and (iv) modifications to further conform with the mechanics and logistics of the merger and tender offer.

The description of the terms of the Amendment contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Amendment, which is filed hereto as Exhibit 2.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure

      On February 22, 2011, 57th Street issued a press release announcing its intent to commence a cash tender offer to purchase up to 4,801,544 shares of its common stock and up to 9,156,300 of its warrants to purchase common stock. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01, including the exhibit attached hereto, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
2.1*
Amendment to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members, dated as of February 18, 2011

99.1	Press Release, February 22, 2011

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 22, 2011	57TH STREET GENERAL ACQUISITION CORP.

	By:	/s/ Paul D. Lapping
	Name:	Paul D. Lapping
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*
Amendment to Business Combination Agreement, by and among 57th Street General Acquisition Corp., 57th Street Merger Sub LLC, Crumbs Holdings LLC, the members of Crumbs Holdings LLC, and the representatives of Crumbs Holdings LLC and its members, dated as of February 18, 2011

99.1	Press Release, February 22, 2011

*	All schedules for which provision is made in the applicable regulations of the SEC are not required under the related instructions or are not applicable, and, therefore, have been omitted.